Exhibit 99.3
COMBINED PRO-FORMA FINANCIAL INFORMATION
The following unaudited pro forma combined financial statements give effect to the transaction between Componus and the Company. In accordance with the Exchange Agreement pursuant to which the Company will purchase from Componus all issued and outstanding shares of Componus’s common stock in consideration for the issuance of 89,000,000 shares of JPC Capital Partners, Inc. common stock. The Share Exchange will result in a change in control of JPC Capital Partners Inc., with Componus owning approximately 87.25% of the JPC Capital Partners Inc., common stock after giving effect to a 2 for 1 reverse split of JPC Capital Partner’s, common stock. Upon the filing of the Amended Articles of Incorporation and the closing of the transactions contemplated by the Exchange Agreement, (i) Componus will become a wholly-owned subsidiary of JPC Capital Partners, Inc. (ii) JPC Capital Partners, Inc. will abandon its current line of business and adopt the business of Componus as its sole business. This transaction with be accounted for as a reverse acquisition.
The pro forma combined statements of operations for the quarter ended March 31, 2008 assumes that the Exchange Transaction was consummated on January 1, 2008. The pro forma combined balance sheet as of March 31, 2008 assumes the Share Exchange Transaction, 2 for 1 reverse split, distribution of assets and payment of liabilities were consummated on that date. The information presented in the pro forma combined financial statements does not purport to represent what our financial position or results of operations would have been had the Share Exchange Transaction, 2 for 1 reverse split, distribution of assets and payment of liabilities occurred as of the dates indicated, nor is it indicative of our future financial position or results of operations for any period. You should not rely on this information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience after the Share Exchange Transaction and the 2 for 1 reverse split of the shares.
The pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable under the circumstances. These pro forma combined financial statements should be read in conjunction with the accompanying notes and assumptions and the historical financial statements of Componus Inc., and Asia Forging Supply Co., LTD.

COMPONUS INC., AND ASIA FORGING SUPPLY CO., LTD
COMBINED — PRO-FORMA BALANCE SHEET
AS OF MARCH 31, 2008
(unaudited)

	COMPONUS INC.,
	AND ASIA
	FORGING SUPPLY	JPC CAPITAL			Pro Forma Adjustments			PROFORMA
	CO., LTD.	PARTNERS, INC.	COMBINED		Debit		Credit	COMBINED
ASSETS
CURRENT ASSETS:
Cash and bank deposits	$534,724	$65,638	$600,362		—	(a)	65,638	$534,724
Accounts receivable, net	2,065,495	—	2,065,495		—		—	2,065,495
Marketable securities at market value	—	5,000	5,000		—	(a)	5,000	—
Notes receivable	147,890	—	147,890		—		—	147,890
Inventory	3,016,424	—	3,016,424		—		—	3,016,424
Prepaid and other current assets	1,144,475	6,416	1,150,891		—	(a)	6,416	1,144,475

Total current assets	6,909,008	77,054	6,986,062		—		77,054	6,909,008

FIXED ASSETS:
Land	1,411,063	—	1,411,063		—		—	1,411,063
Plant and equipment, net	2,512,585	1,599	2,514,184		—	(a)	1,599	2,512,585

Total fixed assets, net	3,923,648	1,599	3,925,247		—		1,599	3,923,648

Other assets	567,777	—	567,777		—		—	567,777

TOTAL ASSETS	$11,400,433	$78,653	$11,479,086		$—		$78,653	$11,400,433

LIABILITIES AND STOCKHOLDERS EQUITY
CURRENT LIABILITIES:
Short Term Loans and current portion long-term debt	$3,905,423	$—	$3,905,423		$—		$—	$3,905,423
Accounts payable	2,755,489	345	2,755,834	(b)	345		—	2,755,489
Accrued expenses	836,425	362	836,787	(b)	362		—	836,425
Amounts due related parties	—	6,180	6,180	(b)	6,180		—	—
Advances of collection	295,646	—	295,646		—		—	295,646
Financing proceeds from stockholders	41,213	—	41,213		—		—	41,213
Other current liabilities	33,283	5,376	38,659	(b)	5,376		—	33,283

Total current liabilities	7,867,479	12,263	7,879,742		12,263		—	7,867,479

LONG TERM DEBT AND OTHER LIABILITIES:
Deferred rent	—	21,045	21,045	(b)	21,045		—	—
Long Term debt	1,505,467	—	1,505,467		—		—	1,505,467

Total long term debt and other liabilities	1,505,467	21,045	1,526,512		21,045		—	1,505,467

TOTAL LIABILITIES	9,372,946	33,308	9,406,254		33,308		—	9,372,946

STOCKHOLDERS EQUITY:
Common Stock ($.001 par value 595,000,000 shares authorized 115,592,000 shares issued and outstanding) ($.001 par value 250,000,000 shares authorized 102,296,000 shares issued and outstanding Pro-Forma)	89,000	26,592	115,592	(c)	13,296		—	102,296
Additional paid in capital	2,409,015	5,768,707	8,177,722	(a)(d)(e)	5,828,607	(b)(c)(e)	46,604	2,395,719
Legal reserve	14,220	—	14,220		—		—	14,220
Foreign currency translation adjustment	151,661	—	151,661		—		—	151,661
Unappropriated earnings	(636,409)	(5,493,704)	(6,130,113)		—	(d)	5,493,704	(636,409)
Unrealized holding loss on securities	—	(256,250)	(256,250)		—	(e)	256,250	—

Total stockholders equity	2,027,487	45,345	2,072,832		5,841,903		5,796,558	2,027,487

TOTAL LIABILITIES AND STOCKHOLDERS EQUITY	$11,400,433	$78,653	$11,479,086		$5,875,211		$5,796,558	$11,400,433

See accompanying notes to unaudited combined financial statements

COMPONUS INC., AND ASIA FORGING SUPPLY CO., LTD
PRO FORMA COMBINED — PROFIT AND LOSS
FOR THE YEAR ENDED DECEMBER 31, 2007
(unaudited)

	COMPONUS INC.,
	AND ASIA
	FORGING SUPPLY	JPC CAPITAL			Proforma	PROFORMA
	CO., LTD.	PARTNERS, INC.	COMBINED		Adjustments	COMBINED

REVENUES:
Net Sales	$14,593,144	$1,049,576	$15,642,720	(f)	$(1,049,576)	$14,593,144
Cost of Goods Sold	10,156,280	—	10,156,280		—	10,156,280

Gross Profit	4,436,864	1,049,576	5,486,440		(1,049,576)	4,436,864

OPERATING EXPENSES:
General and Administrative	2,259,993	847,376	3,107,369	(f)	(847,376)	2,259,993
Selling	1,266,900	—	1,266,900		—	1,266,900
Research and Development	48,219	—	48,219		—	48,219
Depreciation and Amortization	230,833	3,688	234,521	(f)	(3,688)	230,833
Advertising	150,184	3,995	154,179	(f)	(3,995)	150,184
Bad Debts	82,351	—	82,351		—	82,351
Impairment Loss	304,401	—	304,401		—	304,401
Realized Loss on Securities	—	45,623	45,623	(f)	(45,623)	—

Total Operating Expenses	4,342,881	900,682	5,243,563		(900,682)	4,342,881

INCOME (LOSS) FROM OPERATIONS	93,983	148,894	242,877		(148,894)	93,983

OTHER INCOME AND EXPENSES
Interest expense	(402,708)	—	(402,708)		—	(402,708)
Interest income	22,377	—	22,377		—	22,377
Gain on foreign exchange	20,211	—	20,211		—	20,211
Rental income	38,267	—	38,267		—	38,267
Loss on disposal of fixed asset	(23,772)	—	(23,772)		—	(23,772)
Other	88,229	(2,072)	86,157	(f)	2,072	88,229

Total Other Income (Expense)	(257,396)	(2,072)	(259,468)		2,072	(257,396)

NET INCOME (LOSS) BEFORE TAXATION	(163,413)	144,750	(18,663)		(144,750)	(163,413)

Income Taxes	(21,817)	—	(21,817)		—	(21,817)

Net Loss	$(185,230)	$144,750	$(40,480)		$(144,750)	$(185,230)

See accompanying notes to combined financial statements

COMPONUS INC., AND ASIA FORGING SUPPLY CO., LTD
PRO FORMA COMBINED — PROFIT AND LOSS
FOR THE QUARTER ENDED MARCH 31, 2008
(unaudited)

	COMPONUS INC., AND
	ASIA FORGING SUPPLY	JPC CAPITAL			Proforma	PROFORMA
	CO., LTD.	PARTNERS, INC.	COMBINED		Adjustments	COMBINED

Net Sales	$3,418,102	$66,593	$3,484,695	(f)	$(66,593)	$3,418,102
Cost of Goods Sold	2,348,060	—	2,348,060		—	2,348,060

Gross Profit	1,070,042	66,593	1,136,635		(66,593)	1,070,042

OPERATING EXPENSES:
General and Administrative	373,978	75,872	449,850	(f)	(75,872)	373,978
Selling	302,910	—	302,910		—	302,910
Research and Development	656	—	656		—	656
Depreciation and Amortization	36,657	631	37,288	(f)	(631)	36,657
Advertising	2,027	345	2,372	(f)	(345)	2,027

Total Operating Expenses	716,228	76,848	793,076		76,848	716,228

INCOME (LOSS) FROM OPERATIONS	353,814	(10,255)	343,559		10,255	353,814

OTHER INCOME AND EXPENSES
Interest expense	(100,378)	—	(100,378)		—	(100,378)
Interest income	—	—	—		—	—
Gain on foreign exchange	(106,662)	—	(106,662)		—	(106,662)
Rental income	—	—	—		—	—
Loss on disposal of fixed asset	—	—	—		—	—
Other	1,530	—	1,530	(f)	—	1,530

Total Other Income (Expense)	(205,510)	—	(205,510)		—	(205,510)

NET INCOME (LOSS) BEFORE TAXATION	148,304	(10,255)	138,049		10,255	148,304

Income Taxes	(126,195)	—	(126,195)		—	(126,195)

Net Income (Loss)	$22,109	$(10,255)	$11,854		$10,255	$22,109

OTHER COMPREHENSIVE LOSS:
Unrealized holding loss on securities, net of tax	—	(8,500)	(8,500)		8,500	—

Comprehensive Income (Loss)	22,109	(18,755)	3,354		18,755	22,109

See accompanying notes to unaudited combined financial statements

NOTE 1 — Merger Transaction
The Share Exchange Transaction is being accounted for as reverse acquisition. In accordance with the Accounting and Financial Reporting Interpretations and Guidance prepared by the staff of the U.S. Securities and Exchange Commission. Componus Inc. and Asia Forging Supply Co., LTD will be considered the accounting acquirer and JPC Capital Partners, Inc. will be considered the acquired for accounting purposes.
Subsequent to the Share Exchange Transaction the financial statements of the combined entity will in substance be those of Componus. The assets, liabilities and historical operations prior to the share exchange transaction will be those of Componus. Subsequent to the date of the Share Exchange Transaction, Componus is deemed to be a continuation of the business of JPC Capital Partners. Therefore post exchange financial statements will include the combined balance sheet of JPC Capital Partners, Inc. and Componus, the historical operations of Componus and the operations of JPC Capital Partners and Componus from the closing date of the Share Exchange Transaction forward.
The outstanding stock of JPC Capital Partners Inc. prior to the Share Exchange Transaction will be accounted for at their net book value and no goodwill will be recognized.
NOTE 2 — Pro Forma Adjustments
The pro forma adjustments to the combined balance sheet give effect to the recapitalization of Componus as of the transactions had occurred at the beginning of the period.
Balance Sheet March 31, 2008
[a] To reflect elimination of assets not transferred as a component of exchange agreement.

[b] To reflect elimination and payment of liabilities not transferred as a component of the exchange agreement.

[c] To effectuate the 2 for 1 reverse stock split of JPC Capital Partners, Inc.

[d] To eliminate the accumulated deficit of JPC Capital Partners, Inc. as an effect of the recapitalization.

[e] To eliminate the unrealized loss on securities as an effect of the recapitalization.

[f] To eliminate the profit and loss of JPC Capital Partners, Inc.
Unaudited pro forma adjustments reflect the following transaction:

a)
Additional Paid-in Capital	$78,653
Assets		$78,653
To reflect the elimination of the assets of JPC Capital Partners, Inc., in connection with the Share Exchange Transaction (or Reverse Merger)

b)
Liabilities	$33,308
Additional Paid-in Capital		$33,308
To reflect the elimination of the liabilities of JPC Capital Partners, Inc., in connection with the Share Exchange Transaction.(or Reverse Merger

c)
Common Stock	$13,296
Additional Paid-in Capital		$13,296
To reflect 2 for 1 reverse stock split of JPC Capital Partners, Inc. Common Stock. Post exchange common shares outstanding 102,296,000

d)
Additional Paid-In Capital	$5,493,704
Accumulated Deficit		$5,493,704
To recapitalize for the Share Exchange Transaction (or Reverse Merger)

e)
Additional Paid-In Capital	$256,250
Unrealized Holding Loss on Securities		$256,250
To recapitalize for the Share Exchange Transaction (or Reverse Merger)

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